Loss Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Loss Per Share
19.	Loss Per Share

	Year Ended December 31,
	2014	2013	2012
	$	$	$
Net loss attributable to shareholders of Teekay Corporation	(54,757)	(114,738)	(160,180)

Weighted average number of common shares	72,066,008	70,457,968	69,263,369
Dilutive effect of stock-based compensation	—	—	—

Common stock and common stock equivalents	72,066,008	70,457,968	69,263,369

Loss per common share:
- Basic	(0.76)	(1.63)	(2.31)
- Diluted	(0.76)	(1.63)	(2.31)

Stock-based awards, which have an anti-dilutive effect on the calculation of diluted loss per common share, are excluded from this calculation. For the years ended December 31, 2013 and 2012, options to acquire 1.0 million and 3.9 million shares of Common Stock, respectively, had an anti-dilutive effect on the calculation of diluted income per common share.